UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 22, 2011

China Century Dragon Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53021	26-1583852__________
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

             Room 801, No. 7, Wenchanger Road, Jiangbei, Huizhou City, Guangdong Province, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    0086-0752-3138789

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 23, 2011, China Century Media Dragon, Inc. (the “Company”) received notification from NYSE Amex LLC (“Amex” or the “Exchange”) of its intention to strike the common stock of the Company, from Amex by filing a delisting application with the U.S. Securities and Exchange Commission (the "SEC") pursuant to Section 1009(d) of the NYSE Amex LLC Company Guide (the "Company Guide") based on a determination that it is necessary and appropriate for the protection of investors to initiate immediate delisting proceedings.  In its letter, Amex noted that it received a copy of the resignation letter from MaloneBailey, LLP (“MaloneBailey”) dated March 22, 2011, the contents of which is further described in Items 4.01 and 4.02 of this Current Report. After careful review of MaloneBailey's resignation letter, the staff of Amex determined that the Company is not in compliance with the listing standards of Amex as follows and is therefore subject to immediate delisting proceedings:

1.  The Company is subject to delisting pursuant to Section 1003(f)(iii) of the Company Guide in that the Company or its management has engaged in operations, which, in the opinion of the Exchange, are contrary to the public interest. In this regard, the staff of Amex believes that the actions (including, but not limited to inaction) of the Company and/or its management and/or its agents raise significant public interest concerns. Specifically, MaloneBailey repeatedly raised concerns to the Company's board of directors and management that its accounting records may have been falsified constituting an illegal act. The Company failed to adequately address the concerns raised by MaloneBailey, thereby leading to MaloneBailey's resignation as the Company's independent auditor and the withdrawal of MaloneBailey's audit opinions, as well as a presumption that the concerns raised are true. Moreover, the SEC (in declaring the Company's registration statement to be effective) , the Exchange (in approving the Company for listing) and market participants (in making investment and trading decisions) reasonably relied on the audit opinions in determining that the Company's financial statement subject to such opinions were accurate, complete and in accordance with generally accepted accounting principles and standards. Thus, the Company's actions and inactions which led to MaloneBailey's resignation and withdrawal of its audit opinions have cast material doubt on the integrity of its financial statements as reasonably relied on for such purposes.

2.  The Company is noncompliant with Section 132(e) of the Company Guide, which provides that a listed company is subject to delisting if any communication (including but not limited to a communication made in connection with an initial listing application) contains a material misstatement or omits material information necessary to make the communication to the Exchange not misleading. In this regard, the Exchange relied on the Company's registration statement filed with the SEC on February 4, 2011, and the fact that the financial statements contained therein were audited by MaloneBailey, in determining that the Company qualified for initial listing on the Exchange. As a consequence of the withdrawal of MaloneBailey's opinions, the integrity of the financial statements on which the Exchange relied in making its initial listing determination has been called into question, raising a concern as to whether the Company was at that time qualified for listing, as well as the effectiveness of its registration under Section 12(b) of the Exchange Act. The fact that MaloneBailey withdrew its audit opinion included in the registration statement, and that its opinion may not now be relied upon constitutes a material misstatement and a violation of Section 132(e) of the Company Guide. In this regard, the Company's failure to adequately address the matters raised by MaloneBailey to avoid its resignation and withdrawal of its audit opinions raises concerns that the Company's financial statements (which constitute communications provided in connection with its initial listing application and which have been relied on by the Exchange in connection with its ongoing assessment of the Company's continued listing eligibility) contain one or more material misstatements and/or omit material necessary to make the financial statements not misleading.

3.  The Company is noncompliant with Section 1003(d) of the Company Guide, in that the withdrawal of MaloneBailey's audit opinions has caused its filings to be noncompliant with SEC regulations. Specifically, as a consequence of the resignation of MaloneBailey and the withdrawal of MaloneBailey's audit opinions, there is now no current audited financial information available for the Company. In addition, the Company appears unable to timely file its Form 10-K for the year ended December 31, 2010. Nor can it be predicted when, if ever, the Company will be able to file its Form 10-K for the year ended December 31, 2010. Failure to timely file the Form 10-K for the year ended December 31, 2010 would bring about additional compliance concerns under Sections 134 and 1101 of the Company Guide.

4.  At the time of the Company's initial listing, the staff of Amex was required to make a determination that the Company met the Exchange's quantitative initial listing standards, as set forth in Parts 1 and 2 of the Company Guide. The staff of Amex made that determination in reliance upon the audited financial statements included in the Company's registration statement. In light of MaloneBailey's withdrawal of its audit opinion with respect to those financial statements, the integrity of the financial information relied upon by the Staff in making its initial listing determination has been called into question. As a result, there is no longer any basis for knowing with certainty whether the Company actually met the listing standards at the time of its initial listing. Consequently, the staff of Amex believes that further dealings in the Company's common stock on the Exchange are not warranted and the Company is therefore subject to delisting pursuant to Section 1002(e) of the Company Guide.

5.  The Company is noncompliant with Section 127 of the Company Guide, which grants the Exchange the discretion to delist a company when, for example, the company's independent accountants issue a disclaimer opinion on financial statements required to be audited. In this case, the independent auditor has withdrawn its opinions in their entirety. Clearly, if a disclaimer opinion with respect to an audit opinion is a basis for delisting under Section 127 of the Company Guide, then the complete removal of an opinion is also a basis for delisting under the rule. The staff of Amex determined that the public interest concern raised by MaloneBailey's resignation and withdrawal of its audit opinions is so serious that no remedial measure would be sufficient to alleviate it, and that immediate delisting is warranted.

The Company has until March 30, 2011 a limited right to request an appeal.  If the Company does not request an appeal by that date, then the decision will become final and Amex will submit an application to the SEC to strike the Company’s common stock from listing.  If the Company requests an appeal, then such request will stay a delisting action.  The Company intends to appeal the delisting determination.  There can be no assurance that the Company’s request for continued listing will be granted.

Prior to receiving the delisting letter from Amex, the Company received, on March 21, 2011, a preliminary information request from Amex requesting additional information.  Amex requested that the Company provide information responsive to the request on or before March 24, 2011.  On March 24, 2011, the Company provided the Amex with the requested information and intends to cooperate fully with Amex regarding this matter.

Item 4.01.	Changes in Registrant’s Certifying Accountants.

On March 22, 2011, the Company was notified that its principal independent accountant, MaloneBailey, had resigned its engagement with the Company, which resignation was effective immediately.  MaloneBailey was engaged by the Company on April 30, 2010. MaloneBailey’s resignation as the Company’s principal independent accountant was accepted by the Board of Directors of the Company on March 22, 2011.

The following reportable events occurred within the period from MaloneBailey’s engagement and the two fiscal years of the Company ended December 31, 2009 and 2010 and subsequently up to the date of resignation MaloneBailey informed the Company in its resignation letter that due to discrepancies noted on customer confirmations and the auditor’s inability to directly verify the Company’s bank records, they believe these irregularities may be an indication that the accounting records have been falsified, which would constitute an illegal act. MaloneBailey stated in its letter that the Company’s management has not provided a satisfactory explanation of the discrepancies noted on the customer confirmations and was unwilling to provide authorization to the bank so that the auditor could obtain official bank records directly from the bank’s record keeping system.  Furthermore, MaloneBailey’s letter notes that the discrepancies could indicate a material error in previously issued financial statements.  As a result, MaloneBailey states that it is unable to rely on management’s representations as they relate to previously issued financial statements and it can no longer support its opinions related to the financial statements as of December 31, 2009, and 2008.

The audit report of MaloneBailey on the financial statements of the Company for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  Attached as Exhibit 16.1 is a letter from MaloneBailey addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MaloneBailey in this Current Report on Form 8-K.

The Company will authorize MaloneBailey to respond fully to the inquiries of any successor accountant concerning the subject matter of any disagreements. Other than set forth above, there are no disagreements or reportable events as described under Item 304(a)(1) of Regulation S-K.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 22, 2011, MaloneBailey, in its resignation letter described in this Report under Item 4.01, advised the Company that it can no longer support its opinion dated May 14, 2010, except for Note 4 and Note 13, which are as of January 25, 2011, related to the audits of the consolidated financial statements of the Company as of December 31, 2009 and 2008, included in the Form S-1 filed with the SEC on February 4, 2011, and its opinion dated May 6, 2010 related to its audits of the consolidated financial statements of CD (Media) Co., Limited and subsidiaries as of December 31, 2009 and 2008, included in the Form 8-K filed with the SEC on February 2, 2011.  MaloneBailey informed the Company in its resignation letter that due to discrepancies noted on customer confirmations and the auditor’s inability to directly verify the Company’s bank records, they believe these irregularities may be an indication that the accounting records have been falsified, which would constitute an illegal act. MaloneBailey stated in its letter that the Company’s management has not provided a satisfactory explanation of the discrepancies noted on the customer confirmations and was unwilling to provide authorization to the bank so that the auditor could obtain official bank records directly from the bank’s record keeping system.  Furthermore, MaloneBailey’s letter notes that the discrepancies could indicate a material error in previously issued financial statements.  The Company’s Chief Financial Officer discussed these matters with MaloneBailey and MaloneBailey informed the board of directors of these issues.

Attached as Exhibit 16.1 is a letter from MaloneBailey addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MaloneBaily in this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 28, 2011, the Company issued a press release announcing the resignation of MaloneBailey and the related issues, the query from Amex and its delisting notice, the SEC investigation and formation of a Special Investigation Committee of the board of directors.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

On March 21, 2011, the Company received a preliminary information request from Amex requesting additional information.  Amex requested that the Company provide information responsive to the request on or before March 24, 2011.  On March 24, 2011, the Company provided Amex with all of the requested information and intends to cooperate fully with Amex regarding this matter.  Attached as Exhibit 99.2 is a copy of a press release dated March 22, 2011 announcing the query from Amex.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

The Company was also recently notified by the staff of the SEC that it has initiated a formal, nonpublic investigation  into whether the Company had made material misstatements or omissions concerning its financial statements, including cash accounts and accounts receivable. The SEC has informed the Company that the investigation should not be construed as an indication that any violations of law have occurred. On March 24, 2011, the SEC served the Company a subpoena for documents relating to the matters under review by the SEC. The Company is committed to cooperating with the SEC.  It is not possible at this time to predict the outcome of the SEC investigation, including whether or when any proceedings might be initiated, when these matters may be resolved or what, if any, penalties or other remedies may be imposed.

In light of the events described in this Current Report, the Board of Directors of the Company has formed a Special Investigation Committee.  The Special Investigation Committee will investigate, review and analyze the facts, circumstances and issues related to MaloneBailey’s resignation and the Company’s accounting records.  The Committee is authorized to retain experts and advisers in connection with its investigation.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
7.1	Letter from MaloneBailey LLP dated March 28, 2011 (included in Exhibit 16.1 of this current report on Form 8-K)
16.1	Letter from MaloneBailey LLP dated March 28, 2011
99.1	Press release of China Century Dragon Media, Inc., dated March 28, 2011.
99.2	Press release of China Century Dragon Media, Inc., dated March 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CENTURY DRAGON MEDIA, INC.

Date: March 28, 2011	By:	/s/ George Duan
Name: George Duan
Title: Chief Financial Officer